UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of Earliest Event Reported): February 28, 2005

                              GULFWEST ENERGY INC.
               (Exact Name of Registrant as Specified in Charter)


             Texas                         1-12108             87-0444770
(State or Other Jurisdiction of   (Commission File Number)   (IRS Employer
        Incorporation)                                     Identification No.)


480 N. Sam Houston Parkway E., Suite 300, Houston Texas 77060
(Address of Principal Executive Offices)

Registrant's telephone number, including area code   (281) 820-1919

-----------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

================================================================================

Item 1.01         Entry into a Material Definitive Agreement.

              On February 28, 2005, GulfWest Energy Inc. (the "Company") and its subsidiary, GulfWest Oil & Gas Company (the "Subsidiary"), each closed an offering of preferred stock in private offerings exempt from registration under
Section 4(2) of the Securities Act of 1933, as amended (the "Act"). As further described in Item 5.01, this transaction may be considered a change in control.

         The information set forth in the Company's news release dated February 28, 2005 (attached hereto) is incorporated herein by reference to such news release. The exhibit of this news release is not an indication or assessment of materiality, nor is it intended to constitute a representation that the information is not otherwise publicly available.

               Subscription Agreements

               Pursuant to a Subscription Agreement dated February 28, 2005 (the "Series G Subscription Agreement"), between OCM GW Holdings, LLC ("Holdings") and the Company, Holdings purchased 81,000 shares of Series G Convertible Preferred Stock, par value $0.01 per share, of the Company (the "Series G Preferred Stock") for a purchase price of $40.5 million. $1.5 million of the proceeds of the offering went towards payment of financial services and investment banking firms.

               Pursuant to a Subscription Agreement dated February 28, 2005 (the "Series A Subscription Agreement") between Holdings and the Subsidiary, Holdings purchased 2,000 shares of the Subsidiary's Series A Cumulative Exchangeable Preferred Stock, par value $0.01 per share ("Series A Preferred Stock") for an aggregate purchase price of $1.5 million.

                The Series G Preferred Stock is convertible at any time into the Company's Common Stock at a conversion price of $0.90 per share, subject to adjustments for stock splits, combinations and the like, as well as subject to an adjustment for damages of $3 million or less arising from breaches of covenants, representations, or warranties of the Company under the Series G Subscription Agreement or Shareholders Rights Agreement (described below) as if the holders of the Common Stock had received a special cash dividend of the amount of such damages.

                Pursuant to a Subscription Agreement dated February 28, 2005 (the "Second Series G Subscription Agreement" and collectively with the Series G Subscription Agreement and Series H Subscription Agreement, the "Subscription Agreements"), Holdings has sold 4,300 shares of Series G Preferred Stock at a price of $500 a share, the same price at which Holdings acquired the shares, to a limited number of individuals, including Allan D. Keel, the Company's newly appointed Chief Executive Officer and President, and related or affiliated parties.

               Shareholders Rights Agreement

               Holdings and the Company have entered into a Shareholders Rights Agreement (the "Shareholders Rights Agreement") dated February 28, 2005 providing Holdings with up to four demand registrations with respect to shares of Series G Preferred Stock and the Company's Class A Common Stock, par value $0.001 per share (the "Common Stock"), upon the request of holders holding 50% or more of the registrable securities on an as converted basis, and unlimited piggyback registration rights.

                Pursuant to the Shareholders Rights Agreement, Holdings is entitled to receive monthly financial reports, an annual business plan and operating budget of the Company, periodic filings and other information, in addition to board observation rights. Further, the Shareholders Rights Agreement subjects the Company to various restrictive covenants affecting operation of its business.

                Under the Shareholders Rights Agreement, Holdings has a right of first refusal to purchase any additional securities proposed to be purchased by a third party from the Company.

                If the Company does not merge (the "Merger") into a wholly owned Delaware subsidiary by July 30, 2005, the Company is required to make additional payments on the Series G Preferred Stock in the amount of $80 per share per annum until the Merger occurs or a number of shares of Series G Preferred Stock are converted into a new series of Company preferred stock substantially similar to the Series G Preferred Stock except that (i) it will not have the right to vote, (ii) it will be redeemable at the holder's option on January 15, 2008, and if not redeemed the dividend will increase to 14%, (iii) it will not be convertible, (iv) it will bear a quarterly dividend at an annual rate of 12%, and (v) it will be optionally redeemable by the Company at any time.

                  Omnibus and Release Agreement

                  Pursuant to an Omnibus and Release Agreement ("Omnibus and Release Agreement"), among Holdings, the Company and certain shareholders of the Company, dated February 28, 2005, holders (other than Holdings and to a certain extent, J. Virgil Waggoner, pursuant to a Letter Agreement (the "Letter Agreement") dated February 28, 2005) are party to the Omnibus and Release Agreement are prohibited from, directly or indirectly, entering into any swap, option, future, forward or other similar agreement that transfers, in whole or in part, any of the economic consequences of ownership of any Series H Preferred Stock or Common Stock, although such holders may sell the Common Stock or, after February 28, 2007, the Series H Preferred Stock. Holdings and its affiliates have a right to first refusal to acquire any Series H Preferred Stock if a third party offers to acquire that stock, and the signatories to the Omnibus and Release Agreement have piggyback registration rights with respect to shares of Common Stock acquired upon conversion or issued as a dividend on the Series H Preferred Stock. Shareholders (other than Holdings) of the Company that are party to the Omnibus and Release Agreement have agreed to vote in favor of the Merger. Generally, the restrictions imposed upon the shareholders of the Company that have executed the Omnibus and Release Agreement do not apply to shares of Common Stock owned by these shareholders, whether received upon conversion of the Series H Preferred Stock or otherwise, except as disclosed above.

                  Employment Agreements

                  On February 28, 2005, the Company entered into employment agreements with two officers, Allan D. Keel (President and Chief Executive Officer) and E. Joseph Grady (Chief Financial Officer). Each agreement has a term of three years with automatic yearly extensions unless the Company or the officer elects not to extend the agreement. Each agreement provides for a base salary and, starting in calendar year 2006 and thereafter, an annual discretionary bonus of 0% to 100% of each officer's base salary to be established by the Board of Directors of the Company or a duly authorized committee. Mr. Keel will receive a base salary of $240,000 per year and a first year bonus of $120,000 for the year ending December 31, 2005, payable on or before February 26, 2006. Mr. Grady will receive a base salary of $220,000 per year and a first year bonus of $110,000 for the year ending December 31, 2005, payable on or before February 25, 2006.

                  Each of these officer employment agreements provides for severance and change-in-control payments in the event the Company terminates an officer's employment "without cause" or if the officer terminates for "good reason." "Cause" and "Good reason" are narrowly defined. "Change of Control" is deemed to occur when less than 10% of the Company's Common Stock is beneficially owned by Oaktree Capital Management, LLC and its affiliates. If an officer is terminated by the Company "without cause" or the officer resigns for "good reason" then that officer will receive (A) a cash amount equal to the greater of
(i) two times the sum of the calendar year's base salary and the prior year's discretionary bonus and (ii) $600,000 and (B) health insurance benefits for two years from the termination date. If an officer is terminated by the Company "without cause" or the officer resigns for "good reason" within 90 days before or 12 months after a Change of Control, payment of the entire cash severance amount will be made in a lump sum on the earlier of the date on which the Change of Control occurs and the officer's effective date of termination. Upon termination by the Company "Without Cause" or by the officer for "Good Reason", the officer will receive half of the cash severance amount in a lump sum within 15 days of termination. The remainder of the cash severance payment will be made when the officer gives 30 days' notice to the Company prior to the conclusion of the 12 month period following the termination date agreeing to comply with non-compete and non-solicitation provisions for an additional 12 months.

                Stock Option Agreements

                  On February 28, 2005, the Company entered into Stock Option Agreements with Mr. Keel and Mr. Grady. Mr. Grady received 900,000 options to purchase the Company's Common Stock at an exercise price of $0.97 per share, 1,350,000 options to purchase the Company's Common Stock at an exercise price of $1.25 per share, and 1,800,000 options to purchase the Company's Common Stock at an exercise price of $1.70 per share. Mr. Keel received 2,700,000 options to purchase the Company's Common Stock at an exercise price of $0.97 per share, 4,050,000 options to purchase the Company's Common Stock at an exercise price of $1.25 per share, and 5,400,000 options to purchase the Company's Common Stock at an exercise price of $1.70 per share. Each set of options granted will become vested and exercisable with respect to 15% of the shares on the first anniversary of the date granted and thereafter at the end of each full succeeding year from the date granted according to the following: 25% on the second anniversary, an additional 25% on the third anniversary and 35% on the fourth anniversary at which time each set of granted options will be vested and exercisable.

                2005 Stock Incentive Plan

                The Board of Directors has approved a 2005 Stock Incentive Plan effective February 28, 2005 (the "Plan"). The Plan allows the Company, through the authority of the Board of Directors, to grant (a) Incentive Stock Options,
(b) Nonstatutory Stock Options, (c) Restricted Awards, (d) Unrestricted Awards,
(e) Performance Awards, (f) Stock Appreciation Rights and (g) Dividend Equivalent Rights ("Awards"). Employees, Consultants and Directors of the Company and its Affiliates are eligible to receive Awards. 16,000,000 shares are available for Awards under the Plan. The maximum number of Awards shall not exceed 27 million under the Plan.

                Director Indemnification Agreements

                On February 28, 2005, the Company and each of Allan D. Keel, Skardon Baker, B. James Ford, J. Virgil Waggoner and John Loehr (the "Directors") entered into a Director Indemnification Agreement. The Agreements require the Company to indemnify each of the Directors in connection with and provides for the advancement of expenses in the defense of any proceeding. The agreements also require the Company to maintain Director Liability Insurance.

Item 1.02         Termination of a Material Definitive Agreement.

                Proceeds from the Subscription Agreements were used to pay off various debt obligations of the Company and its subsidiaries on February 28, 2005. In particular, approximately $21 million of proceeds went towards paying off an Amended and Restated Credit Agreement dated as of April 27, 2004, between the Subsidiary and D.B. Zwirn Special Opportunities Fund, L.P. Further, approximately $4.5 million went towards payment in full of two promissory notes made by the Company for the benefit of Southwest Bank of Texas, N.A. initially dated February 5, 1997 and April 30, 2002, and $4.1 million went towards payment in full of a Credit Agreement and $3 million Revolving Loan Agreement dated November 30, 2000 and April 3, 2002, respectively, with Texas Capital Bank, N.A.

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement.

                  The sale of the Series A Preferred Stock and Series G Preferred Stock violated certain of the covenants of our then outstanding debt instruments, although the obligations under those instruments were paid in full and the agreements terminated concurrently with the closing of those transactions.

Item 3.02         Unregistered Sales of Equity Securities.

                  See Item 1.01 and Item 5.03 of this Current Report on Form 8-K, which Items are incorporated herein by this reference, for a more detailed description of the terms of the purchase of preferred stock of the Company and the Subsidiary and of the terms of the securities.

Item 3.03         Material Modification to Rights of Security Holders

                  See Item 1.01 and 5.03 of this Current Report on Form 8-K, which Items are incorporated herein by this reference, for a more detailed description of the terms rights of the preferred shareholders and related amendments to the Company's charter effectuated immediately prior to the closing of the transactions described herein.

Item 5.01         Changes in Control of Registrant.

                  See Item 1.01 of this Current Report on Form 8-K, which Item is incorporated herein by this reference, for a more detailed description of the terms of the purchase of preferred stock of the Company and the Subsidiary by Holdings and the Omnibus and Release Agreement.

                  Following the closing of the transactions, Holdings beneficially owns and has voting and dispositive power for 45,468,254 shares of the Common Stock, which includes 2,857,143 shares issuable upon the conversion of 2,000 shares of Series H Preferred Stock, based upon a conversion price of $.35, and 42,611,111 shares of Common Stock issuable upon the conversion of 76,700 shares of Series G Preferred Stock, based upon a conversion price of $0.90.

                  J. Virgil Waggoner, a significant shareholder of the Company and current director entered into a Share Transfer Restriction Agreement, dated February 28, 2005 (the "Share Transfer Restriction Agreement") with Holdings, pursuant to which he agreed to deliver to Holdings an Irrevocable Proxy (the "Proxy") coupled with an interest thereby allowing Holdings to vote his shares at any time in favor of the Merger, and to vote the Series H Preferred Stock on all matters on which the Series H Preferred Stock could vote as a class until such time as all the Series H Preferred Stock has converted into Common Stock.

                  Mr. Waggoner, pursuant to the terms of the Share Transfer Restriction Agreement, is subject to restrictions on the disposition or transfer of the economic or voting rights of the capital stock owned by him, including prohibitions on transfers of shares of capital stock or entering into any swap, option, future, forward or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of any such capital stock.

                  In addition, Mr. Waggoner agreed to exchange his shares of Series A Preferred Stock for Series H Preferred Stock pursuant to the amended terms of the Series A Preferred Stock Statement of Resolution and is required to convert any shares of Series H Preferred Stock he owns into Common Stock in the same proportion as that converted by Holdings or its affiliates.

                  As a result of a Share Transfer Restriction Agreement and Proxy, Holdings may be deemed, solely for the purpose of Rule 13d-3 of the Exchange Act, to share beneficial ownership with Mr. Waggoner and to have shared voting and dispositive power with Mr. Waggoner with respect to the 16,782,543 shares of Common Stock beneficially owned by Mr. Waggoner. Based on 19,779,319 shares of Common Stock issued and outstanding as of February 28, 2005, plus 7,180,714 shares of Common Stock which may be received upon conversion of securities beneficially owned Mr. Waggoner's shares represented approximately 62% of the voting power of the Common Stock.

                  As a result of the transaction, Mr. Waggoner received $1,727,777.33 of the proceeds of the offering for the payment of two bridge loans and interest and $112,438.36 of the proceeds for the payment of dividends on preferred stock.

                  Holdings' current beneficial ownership may be deemed to represent approximately 85.95% of the shares of the Common Stock, based upon 19,779,319 shares of Common Stock issued and outstanding as of February 28, 2005, plus 52,468,968 shares of Common Stock which may be received upon conversion of securities beneficially owned (or which may be deemed beneficially owned) by Holdings. In addition, as dividends accrue on the Series G Preferred Stock and are paid on the Series H Preferred Stock, Holdings' beneficial ownership of Common Stock will increase.

                  OCM Principal Opportunities Fund III LLC ("OCM Fund") is the managing member of Holdings. OCM Principal Opportunities Fund III GP, LLC ("OCM GP") is the general partner of OCM Fund. Oaktree Capital Management, LLC ("Oaktree") is the managing member of OCM Fund. Each of Oaktree, OCM GP and OCM Fund, by virtue of their relationship with Holdings, may be deemed to beneficially own securities held of record or beneficially owned by Holdings.

                  In addition, pursuant to the Statement of Resolutions governing the terms of the Series G Preferred Stock holders of the Series G Preferred Stock are entitled to elect a majority of the Company's Board of Directors.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

                  See Item 1.01 of this Current Report on Form 8-K, which Item is incorporated herein by this reference, for a more detailed description of the terms of Allan D. Keel's and E. Joseph Grady's Employment Agreements and other agreements to which such persons are a party.

                  As part of the transaction and as a condition to closing, the Company hired Allan D. Keel as its President and Chief Executive Officer and E. Joseph Grady as its Chief Financial Officer. John Loehr stepped down as the Company's Chief Executive Officer and Thomas Kaetzer resigned as the Company's Chief Operating Officer. J. Virgil Waggoner resigned as Chairman of the Board of Directors. Furthermore, M. Scott Manolis, Thomas Kaetzer, and Marshall A. Smith III have resigned from the Company's Board. M. Scott Manolis, Thomas Kaetzer, Marshall A. Smith III, and J. Virgil Waggoner resigned from all directorships and offices held with any subsidiary of the Company. Allan Keel, B. James Ford and Skardon F. Baker have joined the Company's Board of Directors. Messrs. Ford and Baker are affiliated with Oaktree Capital Management LLC. Messrs Loehr and Waggoner will remain on the Company's Board of Directors.


-------------------------------- ------------------------------------------------- -------- --------------------------
Officer Name                     Office                                            Age      Year    First     Elected
                                                                                            Officer
-------------------------------- ------------------------------------------------- -------- --------------------------
-------------------------------- ------------------------------------------------- -------- --------------------------
Allan D. Keel                    President and Chief Executive Officer             45       2005
-------------------------------- ------------------------------------------------- -------- --------------------------
-------------------------------- ------------------------------------------------- -------- --------------------------
E. Joseph Grady                  Chief Financial Officer                           52       2005
-------------------------------- ------------------------------------------------- -------- --------------------------

-------------------------------------------------------------------------------------------------------------------

                  Prior to joining Gulfwest, Mr. Keel was Vice President/General Manager of Westport Resources Houston office during 2004 . In this role he was responsible for WRC's Gulf of Mexico operations including acquisitions, development and exploration. In 2003, Mr. Keel served as a consultant to both domestic and international companies in building their presence in the Gulf of Mexico. From 2001 through 2002, Mr. Keel served as President and CEO of Mariner Energy Company, a majority owned affiliate of Enron. Subsequent to Enron's bankruptcy and its decision to sell Mariner, Mr. Keel partnered with Oaktree Capital in an effort to acquire the company. From 1996 until mid-2000, Mr. Keel was Vice President/General Manager for Westport Resources, where he built the Gulf of Mexico division from a grassroots effort. From 1984 to 1996, Mr. Keel was with Energen Resources where he directed the company's exploration, joint venture and acquisition activities. He received BS and MS degrees in geology from the University of Alabama and an MBA from the Owen School of Management at Vanderbilt University.

                  E. Joseph Grady is managing director of Vision Fund Advisors, Inc., a financial advisory firm he co-founded in 2001. Mr. Grady has over twenty-five years of financial, operational and administrative experience. He was formerly Senior Vice President - Finance and Chief Financial Officer of Texas Petrochemicals Holdings, Inc. from April 2003 to July 2004 and Vice President - Chief Financial Officer and Treasurer of Forcenergy Inc. from 1995 to 2001.

                  In January 2005, Allan D. Keel and another individual lent an aggregate of $200,000, $120,000 of which is attributable to Mr. Keel, to the Company, which was repaid in full out of the proceeds of the sale of the Series G Preferred Stock as described in Item 1.01. Mr. Keel received warrants to purchase 30,000 shares of Common Stock at $0.01 share in connection with this transaction. J. Virgil Waggoner received $1,727,777.33 of the proceeds of the offering for the payment of two bridge loans and interest and $112,438.36 of the proceeds for the payment of dividends on preferred stock.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

                  In connection with the sale of the Series G Preferred Stock, the Company adopted a Statement of Resolution effective February 28, 2005, setting forth the terms of the newly authorized Series G Preferred Stock, authorized a new series of preferred stock, and amended a series of preferred stock of the Company and one series of the Subsidiary. See Item 1.01 of this Current Report on Form 8-K, which Item is incorporated herein by this reference, for additional disclosure regarding the terms of the securities.


                  Before the closing of the transactions contemplated by the Subscription Agreements, the shares of the Company's issued and outstanding preferred stock ranked equally as to liquidation and dividends. The newly authorized Series G Preferred Stock purchased by Holdings ranks junior to the authorized and outstanding Cumulative Convertible Preferred Stock, Series F, of the Company (the "Series F Preferred Stock") as to dividends and liquidation, but senior to all other classes of capital stock of the Company. After the closing of the Series A Subscription Agreement and before the closing of the Series G Subscription Agreement the Statement of Resolution governing the Series A Preferred Stock was amended effective February 28, 2005, to require the holders of the Series A Preferred Stock to exchange all their shares for either approximately 1,429 shares of Common Stock per share of Series A Preferred Stock or for one share of the newly authorized Series H Convertible Preferred Stock, par value $0.01 per share, of the Company (the "Series H Preferred Stock") per share of Series A Preferred Stock. The Series H Preferred Stock ranks junior to the Series G Preferred Stock as to dividends and liquidation but senior to all other classes of preferred stock of the Company other than the Series F Preferred Stock. If no election is made by a holder of Series A Preferred Stock by March 15, 2005, such holder's shares of Series A Preferred Stock will automatically be exchanged for Common Stock. The Series D Preferred Stock, par value $0.01 per share, which does not pay dividends, will remain of equal priority with the Cumulative Convertible Preferred Stock, Series E, par value $0.01 per share, of the Company (the "Series E Preferred Stock") as to liquidation.

                  In connection with the transactions referred to above the terms of the Series E Preferred Stock were amended effective February 28, 2005, to provide for a 6%, rather than $30, annual dividend, expressed as a percentage of the stock's $500 liquidation value plus accrued and unpaid dividends, payable quarterly. As amended, dividends on the Series E Preferred Stock will accrue but not be paid until March 31, 2009, at which time the Company will commence quarterly dividend payments. Deferred dividends on the Series E Preferred Stock may be paid to the extent the board of directors elects to do so or dividends on the Series G Preferred Stock are paid for a quarter. Accrued dividends on the Series E Preferred Stock may be converted to Common Stock at a conversion price of $0.90. Accrued and unpaid deferred dividends are to be paid on liquidation or, at the Company's option, with the consent of the holders affected, at any time.


                  The Series G Preferred Stock provides for an 8% cash dividend, expressed as a percentage of the stock's $500 liquidation value plus accrued and unpaid dividends, which will accrue but not be paid until the dividend owing April 1, 2009 is required to be paid, at which time the Company will commence quarterly dividend payments. Deferred dividends may be paid to the extent the board of directors elects to do so. Accrued dividends on the Series G Preferred Stock may be converted to Common Stock at a conversion price of $0.90. Accrued and unpaid deferred dividends are to be paid on liquidation or, at the Company's option, with the consent of the holders affected, at any time.


                  Holders of the newly authorized Series H Preferred Stock are entitled to quarterly dividends of 10 shares of Common Stock per share of Series H Preferred Stock, or 40 shares of Common Stock annually per shares of Series H Preferred Stock.


                  Holders of both the Series G Preferred Stock and Series H Preferred Stock vote on an as-converted basis with the Holders of the Common Stock.

Section 9 - Financial Statements and Exhibits

Item 9.01         Financial Statements and Exhibits

------------------------------------------------------------ ---------------------------------------------------------
                      Exhibit Number                                               Description
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Exhibit 3.1                                                  Amendment to Statement of Resolution Designating Series
                                                             A Cumulative Exchangeable Preferred Stock
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Exhibit 3.2                                                  Amendment  to  Statement   of   Resolution   Designating
                                                             Cumulative Convertible Preferred Stock, Series E
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Exhibit 3.3                                                  Statement   of   Resolution    Designating    Series   G
                                                             Convertible Preferred Stock
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Exhibit 3.4                                                  Statement   of   Resolution    Designating    Series   H
                                                             Convertible Preferred Stock
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Exhibit 99.1                                                 Press  Release  dated   February  28,  2005   announcing
                                                             purchase of preferred stock
------------------------------------------------------------ ---------------------------------------------------------

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   GULFWEST ENERGY INC.

Date:    March 4, 2005             /s/ Allen D. Keel
                                   --------------------
                                   Name: Allen D. Keel
                                   Title: President and CEO




                                  Exhibit Index
------------------------------------------------------------ ---------------------------------------------------------
                      Exhibit Number                                               Description
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Exhibit 3.1                                                  Amendment to Statement of Resolution Designating Series
                                                             A Cumulative Exchangeable Preferred Stock
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Exhibit 3.2                                                  Amendment  to  Statement   of   Resolution   Designating
                                                             Cumulative Convertible Preferred Stock, Series E
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Exhibit 3.3                                                  Statement   of   Resolution    Designating    Series   G
                                                             Convertible Preferred Stock
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Exhibit 3.4                                                  Statement   of   Resolution    Designating    Series   H
                                                             Convertible Preferred Stock
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Exhibit 99.1                                                 Press  Release  dated   February  28,  2005   announcing
                                                             purchase of preferred stock
------------------------------------------------------------ ---------------------------------------------------------

